Exhibit 21.1

Entity Name	Domestic Jurisdiction
131 East Redwood (Landlord), LLC	Maryland
131 East Redwood (Tenant), LLC	Maryland
Brookhollow Beverage Corporation	Texas
Evanston Hotel Associates, LLC	Delaware
Evanston Lessee, LLC	Delaware
IA Gainesville TRS, L.L.C.	Delaware
IA Kessler Charleston Meeting TRS, L.L.C.	Delaware
IA Kessler Charleston Meeting, L.L.C.	Delaware
IA Kessler Mountain Brook TRS, L.L.C.	Delaware
IA Kessler Mountain Brook, L.L.C.	Delaware
IA Lodging Alexandria King TRS, L.L.C.	Delaware
IA Lodging Alexandria King, L.L.C.	Delaware
IA Lodging Atlanta Waverly TRS, L.L.C.	Delaware
IA Lodging Atlanta Waverly, L.L.C.	Delaware
IA Lodging Austin Arboretum GP, L.L.C.	Delaware
IA Lodging Austin Arboretum Limited Partnership	Illinois
IA Lodging Austin Arboretum LP, L.L.C.	Delaware
IA Lodging Austin Arboretum TRS GP, L.L.C.	Delaware
IA Lodging Austin Arboretum TRS Limited Partnership	Illinois
IA Lodging Austin Arboretum TRS LP, L.L.C.	Delaware
IA Lodging Burlingame TRS, L.L.C.	Delaware
IA Lodging Burlingame, L.L.C.	Delaware
IA Lodging Celebration TRS, L.L.C.	Delaware
IA Lodging Celebration, L.L.C.	Delaware
IA Lodging Charleston Lee TRS, L.L.C.	Delaware
IA Lodging Charleston Lee, L.L.C.	Delaware
IA Lodging Chicago Wabash TRS, L.L.C.	Delaware
IA Lodging Chicago Wabash, L.L.C.	Delaware
IA Lodging Dallas Akard Beverage Corporation	Texas
IA Lodging Dallas Akard GP, L.L.C.	Delaware
IA Lodging Dallas Akard LP	Illinois
IA Lodging Dallas Akard LP, L.L.C.	Delaware
IA Lodging Dallas Akard TRS GP, L.L.C.	Delaware
IA Lodging Dallas Akard TRS LP	Illinois
IA Lodging Dallas Akard TRS LP, L.L.C.	Delaware
IA Lodging Dallas Pearl GP, L.L.C.	Delaware
IA Lodging Dallas Pearl Limited Partnership	Illinois
IA Lodging Dallas Pearl LP, L.L.C.	Delaware
IA Lodging Dallas Pearl TRS Member, L.L.C.	Delaware
IA Lodging Dallas Pearl TRS, L.L.C.	Delaware
IA Lodging Denver Champa TRS, L.L.C.	Delaware
IA Lodging Denver Champa, L.L.C.	Delaware
IA Lodging Denver City Center TRS, L.L.C.	Delaware
IA Lodging Denver City Center, L.L.C.	Delaware

IA Lodging Gainesville, L.L.C.	Delaware
IA Lodging Garden Grove Harbor L.L.C.	Delaware
IA Lodging Garden Grove Harbor TRS, L.L.C.	Delaware
IA Lodging Houston Galleria GP, L.L.C.	Delaware
IA Lodging Houston Galleria LP, L.L.C.	Delaware
IA Lodging Houston Galleria TRS GP, L.L.C.	Delaware
IA Lodging Houston Galleria TRS LP, L.L.C.	Delaware
IA Lodging Houston Galleria TRS, L.P	Illinois
IA Lodging Houston Galleria, L.P.	Illinois
IA Lodging Houston Oaks GP, L.L.C.	Delaware
IA Lodging Houston Oaks LP, L.L.C.	Delaware
IA Lodging Houston Oaks TRS GP, L.L.C.	Delaware
IA Lodging Houston Oaks TRS LP, L.L.C.	Delaware
IA Lodging Houston Oaks TRS, L.P.	Illinois
IA Lodging Houston Oaks, L.P.	Illinois
IA Lodging Key West TRS, L.L.C.	Delaware
IA Lodging Key West, L.L.C.	Delaware
IA Lodging Lexington Newtown TRS, L.L.C.	Delaware
IA Lodging Lexington Newtown, L.L.C.	Delaware
IA Lodging Napa First TRS, L.L.C.	Delaware
IA Lodging Napa First, L.L.C.	Delaware
IA Lodging Napa Solano TRS, L.L.C.	Delaware
IA Lodging Napa Solano, L.L.C.	Delaware
IA Lodging New Orleans TRS, L.L.C.	Delaware
IA Lodging New Orleans, L.L.C.	Delaware
IA Lodging Orlando Downtown TRS, L.L.C.	Delaware
IA Lodging Orlando Downtown, L.L.C.	Delaware
IA Lodging Pittsburgh Penn DST	Delaware
IA Lodging Pittsburgh Penn TRS DST	Delaware
IA Lodging Salt Lake City TRS, L.L.C.	Delaware
IA Lodging Salt Lake City, L.L.C.	Delaware
IA Lodging San Diego TRS, L.L.C.	Delaware
IA Lodging San Diego, L.L.C.	Delaware
IA Lodging Santa Clara TRS, L.L.C.	Delaware
IA Lodging Santa Clara, L.L.C.	Delaware
IA Lodging Savannah Barnard TRS, L.L.C.	Delaware
IA Lodging Savannah Barnard, L.L.C.	Delaware
IA Lodging Savannah TRS, L.L.C.	Delaware
IA Lodging Savannah, L.L.C.	Delaware
IA Lodging St. Louis TRS, L.L.C.	Delaware
IA Lodging St. Louis, L.L.C.	Delaware
IA Lodging Waikiki Beach TRS, L.L.C.	Delaware
IA Lodging Waikiki Beach, L.L.C.	Delaware
IA Lodging West Des Moines TRS, L.L.C.	Delaware
IA Lodging West Des Moines, L.L.C.	Delaware
IA Lodging Woodlands GP, L.L.C.	Delaware

IA Lodging Woodlands Limited Partnership	Illinois
IA Lodging Woodlands LP, L.L.C.	Delaware
IA Lodging Woodlands TRS GP, L.L.C.	Delaware
IA Lodging Woodlands TRS Limited Partnership	Illinois
IA Lodging Woodlands TRS LP, L.L.C.	Delaware
IA Urban Baltimore Hotel Associates I, L.L.C.	Maryland
IA Urban Hotels Atlanta Century TRS, L.L.C.	Delaware
IA Urban Hotels Atlanta Century, L.L.C.	Delaware
IA Urban Hotels Baltimore TRS, L.L.C.	Delaware
IA Urban Hotels Baltimore, L.L.C.	Delaware
IA Urban Hotels Birmingham TRS, L.L.C.	Delaware
IA Urban Hotels Birmingham, L.L.C.	Delaware
IA Urban Hotels Cambridge TRS, L.L.C.	Delaware
IA Urban Hotels Cambridge, L.L.C.	Delaware
IA Urban Hotels Chicago TRS, L.L.C.	Delaware
IA Urban Hotels Chicago, L.L.C.	Delaware
IA Urban Hotels Denver TRS, L.L.C.	Delaware
IA Urban Hotels Denver, L.L.C.	Delaware
IA Urban Hotels Fort Worth GP, L.L.C.	Delaware
IA Urban Hotels Fort Worth Limited Partnership	Delaware
IA Urban Hotels Fort Worth LP, L.L.C.	Delaware
IA Urban Hotels Fort Worth TRS GP, L.L.C.	Delaware
IA Urban Hotels Fort Worth TRS Limited Partnership	Delaware
IA Urban Hotels Fort Worth TRS LP, L.L.C.	Delaware
IA Urban Hotels Houston GP, L.L.C.	Delaware
IA Urban Hotels Houston Limited Partnership	Delaware
IA Urban Hotels Houston LP, L.L.C.	Delaware
IA Urban Hotels Houston TRS GP, L.L.C.	Delaware
IA Urban Hotels Houston TRS Limited Partnership	Delaware
IA Urban Hotels Houston TRS LP, L.L.C.	Delaware
IA Urban Hotels Hunt Valley TRS, L.L.C.	Delaware
IA Urban Hotels Hunt Valley, L.L.C.	Delaware
IA Urban Hotels Phoenix TRS, L.L.C.	Delaware
IA Urban Hotels Phoenix, L.L.C.	Delaware
IA Urban Hotels Washington DC Franklin TRS, L.L.C.	Delaware
IA Urban Hotels Washington DC Franklin, L.L.C.	Delaware
IA Urban Hotels Washington DC Terrace TRS, L.L.C.	Delaware
IA Urban Hotels Washington DC Terrace, L.L.C.	Delaware
IA Winston Hotels Chelsea TRS, L.L.C.	Delaware
IA Winston Hotels Kansas City TRS, L.L.C.	Delaware
IA Winston Hotels Kansas City, L.L.C.	Delaware
Philadelphia 17 GP, LLC	Delaware
Philadelphia 17 LP, LLC	Delaware
Xenia Hotels & Resorts, Inc.	Maryland
XHR Acquisitions, LLC	Delaware
XHR Boston Commonwealth LLC	Delaware

XHR Boston Commonwealth TRS LLC	Delaware
XHR Bottling Court, LLC	Delaware
XHR GP, Inc.	Delaware
XHR Holding, Inc.	Delaware
XHR LP	Delaware
XHR Management, LLC	Delaware
XHR Payment Manager, L.L.C.	Delaware
XHR Philadelphia 17 LLC	Delaware
XHR Philadelphia 17 TRS LLC	Delaware
XHR Portland LLC	Delaware
XHR Portland TRS LLC	Delaware
XHR Santa Barbara LLC	Delaware
XHR Santa Barbara TRS LLC	Delaware